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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 23, 1999

                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                   0-28496                           62-1626938
            (Commission File No.)          (IRS Employer Identification No.)

401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Community Financial Group, Inc. (NASDAQ: CFGI), holding company of The Bank of Nashville, announced that on March 23, 1999 its Board of Directors authorized a share repurchase of up to 400,000 shares. Under the Stock Repurchase Plan, which is effective immediately, purchases will be made in the open market or in privately negotiated transactions as conditions warrant. The repurchase of shares will allow the Company to manage its capital position more effectively and enhance future earnings per share.

The Stock Repurchase Plan will remain in effect until December 31, 1999. At December 31, 1998, the Company had 4,216,531 shares outstanding.

Exhibit 99.1: Copy of press release dated March 25, 1999 regarding share repurchase.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMUNITY FINANCIAL GROUP, INC.



Date:  3/26/99                       /s/ Mack S. Linebaugh, Jr.
      ------------------             ------------------------------------
                                     Mack S. Linebaugh, Jr.
                                     Chairman, President
                                     and Chief Executive Officer


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                         COMMUNITY FINANCIAL GROUP, INC.



Exhibit 99.1: Press release dated March 25, 1999.